UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 13, 2019
(December 13, 2019)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 13, 2019, PNM Resources, Inc. (“PNMR”), entered into a First Amendment to Term Loan Agreement (“Amendment No. 1”), amending its $150.0 million term loan agreement, dated December 14, 2018 (the “Term Loan Agreement”), among PNMR, the lenders party thereto, and MUFG Bank, Ltd. (“MUFG”), as administrative agent. A copy of the Term Loan Agreement was filed by PNMR as Exhibit 10.1 to its Current Report on Form 8-K, dated December 17, 2018.

Amendment No. 1 is effective as of December 13, 2019, and, among other things, (i) extends the maturity date of the Term Loan Agreement from December 13, 2019 to June 11, 2021, (ii) provides for customary LIBOR replacement language and (iii) changes the definition of “Applicable Percentage” for Eurodollar Loans (as defined in Section 1.1 of the Term Loan Agreement) from 0.75% to 0.95%.

The above description of Amendment No. 1 is not complete and is qualified in its entirety by reference to the entire Amendment No. 1, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

MUFG performs normal banking (including as a lender under other facilities) and investment banking and advisory services from time to time for PNMR and its affiliates, for which it receives customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number        Description

10.1	First Amendment to Term Loan Agreement, dated as of December 13, 2019, among PNM Resources, Inc., the lenders party thereto, and MUFG Bank, Ltd., as administrative agent

104	Cover Page Inline XBRL File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 13, 2019	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Controller and Treasurer
(Officer duly authorized to sign this report)